Financial risk management	12 Months Ended
Dec. 31, 2021
Financial risk management [Abstract]
Financial risk management
The PagSeguro Group’s activities expose it to a variety of financial risks: market risk, fraud risk (chargebacks), credit risk and liquidity risk. The PagSeguro Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the PagSeguro Group’s financial performance.
Market risk
Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. In the Group, market risk comprises interest rate risk and foreign currency risk and other price risk, such as equity price risk.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group's exposure to the risk of changes in market interest rates arises primarily from financial investments and deposits both subject to variable interest rates, principally the CDI rate. The Group conducted a sensitivity analysis of the interest rate risks to which the financial instruments are exposed as of December 31, 2021. For this analysis, the Group adopted as a probable scenario for 2022 interest rates of 11.5% for the CDI (increase of 25%). As a result, financial income (with respect to financial investments) and financial expense (with respect to certificate of deposit, corporate securities and borrowings) would be impacted as follows:

Transaction	Interest rate risk	Book Value	Scenario with maintaining of CDI (9.15%)	Probable scenario with increase of 25% (to 11.5%)

Cash and cash equivalents	100% of CDI	1,794,362	164,184	206,352
Financial investments	100% of CDI	782,647	71,612	90,004
Certificate of deposit	163% of CDI	2,510,818	(374,476)	(470,653)
Interbank deposits	118% of CDI	404,998	(43,728)	(54,958)
Corporate securities	152% of CDI	218,180	(30,345	(38,138)
Bank accounts (note 14)	59% of CDI	5,167,577	(278,972)	(350,620)
Borrowings	109% of CDI	1,005,787	(100,312)	(126,075)
Total			(592,037)	(744,088)
Foreign exchange risk
Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The Group’s exposure to the risk when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity's functional currency. The Company’s risk is mainly related to Boa Compra and BCPS that have revenues in other currencies and cash and cash equivalents maintained in other countries. Additionally, as mentioned in note 19, in November 2021, the Group entered in a US$180 million borrowing agreement and also contracted a derivative financial instrument with the specific objective of protecting from fluctuations arising from exchange variation. Our exchange income (expense), are demonstrated below:

	December 31 2021	December 31, 2020

Exchange variation on P&L, net	(10,645)	55,217
Equity price risk
The Group’s non-listed equity investments are susceptible to market price risk arising from uncertainties about future values of the investment. As of December 31, 2021 and December 31, 2020, the exposure to equity price from such investments was not material.
Fraud Risk (chargeback)
The PagSeguro Group’s sales transactions are susceptible to potentially fraudulent or improper sales and it uses the following two processes to control the fraud risk:
(i) The first process consists of monitoring, on a real time basis, the transactions carried out with credit and debit cards and payment slips, through an anti-fraud system. This process approves or rejects suspicious transactions at the time of the authorization, based on statistical models that are revised on a periodic basis.
(ii) The second process detects chargebacks and disputes not identified by the first process. This is a supplemental process and increases the PagSeguro Group’s ability to avoid new frauds. PagSeguro’s expenses with chargeback, which was impacted by specific events in the year ended December 31, 2021, are disclosed in note 24.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily accounts receivable) and from its financing activities, including deposits with banks and financial institutions, and other financial instruments such as loans and credit card receivables with the Company’s customers.
Credit risk is managed on a group basis and for its accounts receivable is limited to the possibility of default by: (a) the card issuers, which have the obligation of transferring to the credit and debit card labels the fees charged for the transactions carried out by their card holders, (b) the acquirers, which are used by the PagSeguro Group to approve transactions with the issuers and (c) analyses for the customers background to provide access to credit portfolio.
In order to mitigate this risk, PagSeguro Brazil has established a Credit and Liquidity Risk Committee, whose responsibility is to assess the level of risk of each of the card issuers served by PagSeguro Group, classifying them into three groups:
(i)Card issuers with a low level of risk, with credit ratings assigned by FITCH, S&P and Moody’s, which do not require additional monitoring.
(ii)Card issuers with a medium level of risk, which are also monitored in accordance with the financial metrics and ratios; and
(iii)Card issuers with a high level of risk, which are assessed by the committee at monthly meetings.
PagSeguro has a rating process for loans and credit, based on statistical application models (in the early stages of customer relationships) and behavior scoring (used for customers who already have a relationship history). A process for designing, calibrating and implementing policies and guidelines for granting credit and calibrating collection rules.
A process for monitoring the portfolio's risk profile, with a prospective view, which generates early warning feedbacks to the credit granting policies and risk classification models in a timely manner.
Liquidity risk
The PagSeguro Group manages liquidity risk by maintaining reserves, bank and credit lines for the obtaining borrowings, when deemed appropriate. The PagSeguro Group continuously monitors actual and projected cash flows and matches the maturity profile of its financial assets and liabilities in order to ensure that the PagSeguro Group has enough funds to honor its obligations to third parties and meet its operational needs.
The PagSeguro Group invests surplus cash in interest bearings financial investments, choosing instruments with appropriate maturity or enough liquidity to provide adequate margin as determined by the forecasts. On December 31, 2021, PagSeguro Group held cash and cash equivalents of R$1,794,362 (R$1,640,065 on December 31, 2020).
The table below shows the PagSeguro Group’s non-derivative financial liabilities divided into the relevant maturity group based on the remaining period from the balance sheet date and the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Due within 30 days	Due within 31 to 120 days	Due within 121 to 180 days	Due within 181 to 360 days	Due to 361 days or more days

On December 31, 2021
Payables to third parties	10,415,882	1,770,271	504,444	526,553	—
Trade payables	573,570	4,339	95	—	—
Trade payables to related parties	—	259,216	5,691	323,203	—
Deposits	655,289	1,073,239	334,942	1,201,888	90,595
Borrowings	—	—	—	1,114,211	—

On December 31, 2020
Payables to third parties	8,348,127	1,146,136	300,058	299,645	7,544
Trade payables	332,733	2,806	—	—	—
Trade payables to related parties	—	46,945	5,132	6,438	—
Deposits	5,231	77,812	53,000	435,952	194,091